SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Amendment #1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2003

ROXIO, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32373 (Commission File No.)	77-0551214 (I.R.S. Employer Identification Number

455 El Camino Real

Santa Clara, California 95050

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 367-3100

Item 7 of Form 8-K of the Company filed with the Securities and Exchange Commission on May 19, 2003 is amended to read in its entirety as follows:

“ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial statements of business acquired.

The audited financial statements and notes thereto of Pressplay for the years ended December 31, 2002 and 2001 and unaudited condensed financial statements and notes thereto of Pressplay for the three month periods ending March 31, 2001 and 2002 and as of March 31, 2003, which are required by paragraph (a) of Item 7 of Form 8-K with respect to the acquisition of Pressplay by the Company (the “Acquisition”), are filed as part of this Current Report on Form 8-K/A as Exhibit 99.2.

(b)	Pro forma financial information.

The pro forma financial information required by paragraph (b) of Item 7 of Form 8-K with respect to the Acquisition is furnished as part of this Current Report on Form 8-K/A as Exhibit 99.3.

(c)	Exhibits.

2.1	Purchase Agreement among the Company, UMG Duet Holdings, Inc., a Delaware corporation, and SMEI Duet Holdings, Inc., a Delaware corporation, dated May 19, 2003.*

23.1	Consent of PricewaterhouseCoopers LLP.**

99.1	Press Release issued by the Company on May 19, 2003.*

99.2	Audited financial statements and notes thereto of Pressplay for the years ended December 31, 2002 and 2001 and unaudited condensed financial statements and notes thereto of Pressplay for the three month periods ending March 31, 2003 and 2002 and as of March 31, 2003.**

99.3	Unaudited pro forma condensed combined financial statements.**”

*	Previously filed
**	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2003

Roxio, Inc. (Registrant)

By:	/s/ WILLIAM E. GROWNEY, JR.
Name: Title:	William E. Growney, Jr. Secretary

S-1

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Purchase Agreement among the Company, UMG Duet Holdings, Inc., a Delaware corporation, and SMEI Duet Holdings, Inc., a Delaware corporation, dated May 19, 2003.*

23.1	Consent of PricewaterhouseCoopers LLP.**

99.1	Press Release issued by the Company on May 19, 2003.*

99.2	Audited financial statements and notes thereto of Pressplay for the years ended December 31, 2002 and 2001 and unaudited condensed financial statements and notes thereto of Pressplay for the three month periods ending March 31, 2003 and 2002 and as of March 31, 2003.**

99.3	Unaudited pro forma condensed combined financial statements.**

*	Previously filed
**	Filed herewith